EXHIBIT B

NON-INVASIVE MONITORING SYSTEMS, INC.

SUBSCRIPTION AGREEMENT (the “Agreement”)

To:	Non-Invasive Monitoring Systems, Inc.
4400 Biscayne Blvd.
Miami, Florida 33137
Attention:	Adam S. Jackson
Chief Financial Officer

Reference is made to Non-Invasive Monitoring Systems, Inc.’s 10-KSB for the Fiscal Year ended July 31, 2007, filed on October 29, 2007 and its filings, under the Securities Exchange Act of 1934, as amended, since the date of such Form 10-KSB, including all amendments to such Form 10-KSB filed subsequent to October 29, 2007 (the "Exchange Act Filings").

1. The undersigned subscriber (the “undersigned”) hereby subscribes (the “Subscription”) for the number of shares (sometimes hereinafter referred to as the “Securities”) of Series D Convertible Preferred Stock, $.01 par value (the “Series D Preferred Stock”), of Non-Invasive Monitoring Systems, Inc. (the "Company"), set forth on the signature page to this Agreement. The Series D Preferred Stock is as described in the Confidential Private Placement Term Sheet, dated October 1, 2008 (the “Term Sheet”). The undersigned, together with this Agreement, is delivering to the Company the subscription price for the Securities subscribed for herein (at a price of $1500 per share of Series D Preferred Stock) in immediately available funds.

The undersigned agrees that this Subscription is and shall be irrevocable, but that it may be rejected, in whole or in part, by the Company, and that the obligations of the undersigned hereunder will terminate if this Subscription is not accepted by the Company. The undersigned understands that the Company will notify it if this Subscription has been rejected for any reason. If this subscription is rejected, the payment tendered by the undersigned will be returned to the undersigned forthwith, without interest or deduction.

2. The undersigned understands and agrees that an investment in the Securities is not a liquid investment. In particular, the undersigned recognizes, acknowledges and agrees that:

The undersigned must bear the economic risk of investment in the Securities for an indefinite period of time, since the Securities and the shares of the Company’s common stock, par value $.01 (“Common Stock”), into which the Securities are convertible (such shares of Common Stock, the “Underlying Shares”) have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws ("State Acts"), and, therefore, cannot be resold or otherwise disposed of or sold unless either they are subsequently registered under the Securities Act and applicable State Acts, or an exemption from registration is available.

3. The undersigned represents to and agrees with the Company that:

(a) The undersigned and his, her or its purchaser representative(s), if any, have carefully reviewed and understand the risks of and other considerations relating to a purchase of the Securities.

(b) The undersigned and his, her or its purchaser representative(s), if any, have had all of their inquiries to the Company answered in full, and have been furnished all requested materials relating to the Company, the offering and sale of the Securities.

(c) Neither the undersigned nor his, her or its purchaser representative(s), if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents, other than the Exchange Act Filings (including the exhibits and attachments thereto), and the undersigned has not received or heard any print or electronic media advertising with respect to this offering.

(d) The undersigned is acquiring the Securities for which it hereby subscribes as principal for its own investment account, and not (1) with a view to the resale or distribution of all or any part thereof or (2) on behalf of another person who has not made the foregoing representation. The undersigned agrees not to resell or otherwise dispose of the Securities or the Underlying Shares, except as permitted by applicable law, including, without limitation, any applicable regulation under the Securities Act or any State Act.

(e) The undersigned is an "accredited investor", as defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act by virtue of the fact that (INITIAL APPLICABLE CHOICES):

__________ (i) The undersigned had individual income (exclusive of any income attributable to spouse) of more than $200,000 in each of the most recent two years or joint income with the undersigned's spouse in excess of $300,000 in each of such years and reasonably expects to have income of at least the same level for the current year.

__________ (ii) The undersigned has an individual net worth, or a combined net worth with the undersigned's spouse, in excess of $1,000,000. For purposes of this Subscription Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

__________ (iii) The undersigned is a director or executive officer of the Company.

Accredited partnership, corporation, trust or other entity investors must initial at least one of the following statements.

__________ (iv) The undersigned is a bank as defined in section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Securities Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

__________ (v) The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

__________ (vi) The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed of the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

__________ (vii) The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

__________ (viii) All of the equity owners of the undersigned qualify as accredited investors under one of the statements set forth in (e) above.

(f) The undersigned has evaluated the risks of investing in the Company and has substantial experience in making investment decisions of this type or is relying on his, her or its professional advisors or purchaser representative(s), if applicable, in making this investment decision.

(g) The undersigned understands the fundamental aspects of and risks involved in an investment in the Company, including, without limitation, (i) the speculative nature of the investment, (ii) the financial hazards involved, including the risk of losing the entire investment, (iii) the lack of liquidity and the restrictions on transferability of the Securities and Underlying Shares, (iv) the business of the Company, (v) the lack of registration rights regarding the Securities and Underlying Shares, (vi) the fact that the Company has a recent history of losses and limited capital resources and may require additional financing, and (vii) that proceeds of the Subscription will be used for general working capital purposes.

(h) The address set forth on the Subscription Agreement Signature Page hereof is the undersigned's true and correct principal address, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction.

(i) The undersigned (i) is authorized and otherwise duly qualified to purchase and hold the Securities, (ii) has its principal place of business at its residence address set forth on the Subscription Agreement Signature Page hereof, (iii) if other than a natural person, has not been formed for the specific purpose of acquiring the Securities, and (iv) if other than a natural person has submitted and executed all documents required pursuant to the Certificate of Corporate Purchaser. The person executing this Subscription Agreement and all other documents related to the offering hereby represents that he is duly authorized to execute all such documents on behalf of the entity.

(j) All of the information that the undersigned has heretofore furnished to the Company, or that is set forth herein with respect to itself, its financial position, and its business and investment experience, is correct and complete as of the date hereof, and, if there should be any material change in such information prior to the closing of the sale of the Securities, the undersigned will immediately furnish the revised or corrected information to the Company.

(k) No person other than the undersigned will have a direct or indirect interest in the Securities subscribed for hereby.

(l) The undersigned consents to the placement of a legend on any certificate or other document evidencing the Securities or Underlying Shares stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof. The undersigned is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities.

(m) The undersigned certifies that the he/she or it is NOT subject to the backup withholding provisions of Section 3406(a)(1)(c) of the Internal Revenue Code of 1986. (NOTE: you are subject to backup withholding if (i) you fail to furnish your Social Security number or taxpayer identification number in this subscription; (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security number taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number.)

4. The foregoing representations (and the other representations of the undersigned contained herein) are true and accurate as of the date hereof, shall be true and accurate as of the date of the closing of this offering (and the delivery of the Securities and the Underlying Shares), and shall survive such closing (including, without limitation, the delivery of the Securities and the Underlying Shares). If, in any respect, such representations shall not be true and accurate prior to or upon the closing of this offering and the sale of the Securities, the undersigned shall give written notice of such fact to the Company, specifying which representations are not true and accurate and the reasons therefor, with a copy to his, her or its purchaser representative(s), if any.

5. The undersigned agrees to indemnify and hold harmless the Company, its affiliates and respective legal counsel, and each of the officers, directors, partners and shareholders of each, from and against any loss, damage or liability due to or arising out of a breach of any of the foregoing representations (or any other representation or warranty of the undersigned contained herein).

6. If the undersigned is more than one person or entity, the obligations of the undersigned shall be joint and several and the representations and the indemnification obligation herein contained shall be deemed to be made by and be binding upon each such person and his, her or its heirs, executors, administrators, successor and assigns.

7. Promptly upon receipt and acceptance of all subscription documents and payment (collected funds) for the Securities, the Company shall issue and mail the stock certificates for the Securities so purchased to the undersigned.

8. This Subscription is not transferable or assignable by the undersigned.

9. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

10. This Subscription Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of Florida, wherein the terms of this Agreement were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of Florida.

11. This Subscription Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, including by facsimile, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument

12. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may only be amended in a writing signed by each party.

13. This Agreement has no intended third party beneficiaries.

14. By acceptance of this Subscription, the Company represents and warrants as follows as of the date hereof:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a “Material Adverse Effect” (as hereinafter defined) on the Company and its subsidiaries taken as a whole. For purposes of this Paragraph 14, "Material Adverse Effect" shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement; provided, however, that none of the following shall be deemed, in themselves, either alone or in combination, to constitute a Material Adverse Effect, and none of the following shall be taken into account in determining whether there has been or shall be a Material Adverse Effect: (i) any change in the market price or trading volume of the Common Stock after the date hereof, (ii) any adverse circumstance, change or effect resulting directly from conditions affecting the industries in which the Company participates in their entirety or the U.S. economy as a whole, (iii) any adverse circumstance, change or effect resulting directly from the announcement or pendency of the offering of Series D Preferred Stock as described in the Term Sheet (the “Current Preferred Stock D Offering”), this Agreement or any other agreements in connection with such offering or (iv) any adverse circumstance, change or effect resulting from the taking of any action by the Company which this Agreement, or any other agreement executed by the Company in connection with the Current Preferred Stock D Offering requires the Company to take.

(b) Except for an amendment to the Company’s amendment to the Company’s Articles of Incorporation, which later amendment increases the number of the authorized shares of Series D Preferred Stock from 1,000 such shares to 5,500 such shares, the complete and correct copies of the Company’s Articles of Incorporation and By-Laws, as amended or restated to date, which have been filed with the SEC, are a complete and correct copy of such documents as in effect on the date hereof.

(c) As of the date hereof, the authorized capital stock of the Company consists of 101,000,000 shares of capital stock, consisting of 100,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of April 30, 2008, there were (i) 68,025,732 shares of Common Stock issued and outstanding, (ii) 100 shares of Series B Preferred Stock issued and outstanding, (ii) 62,048 shares of the Series C Convertible Preferred Stock issued and outstanding, and (iii) 1,000 shares of the Series D Preferred Stock issued and outstanding. All such outstanding shares of capital stock have been duly authorized and are validly issued, and are fully paid and nonassessable.

(d) Except as disclosed in the Exchange Act Filings, and except with respect to subscriptions received in connection with the Current Preferred Stock D Offering, as of the date hereof there are no outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of the Company, or agreements, understandings or arrangements to which the Company is a party, or by which the Company is or may be bound, to issue additional shares of its capital stock or options, warrants or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock.

(e) As of the date hereof, (i) the Company has full right, power, and authority to sell, assign, transfer, and deliver, by reason of record and beneficial ownership, to the undersigned subscriber, the shares of Series D Preferred subscribed for hereby, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever; and (ii) upon delivery of and payment by the undersigned of the full purchase price for the shares of Series D Preferred Stock for which he is subscribing and the Company’s acceptance of the undersigned’s subscription, the shares of Series D Preferred Stock issued in accordance with the terms hereof shall have been duly and validly issued, fully paid and nonassessable, and the undersigned subscriber will acquire good and marketable title to such shares of Series D Preferred Stock free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever, except in each of the case of (i) and (ii), such liens, charges, claims, options, pledges, restrictions and encumbrances as may be (x) imposed under federal or state securities laws, (y) set forth in this Agreement or (z) imposed through the actions of the undersigned subscriber. The shares of Series D Preferred Stock, when issued as described immediately above, will have the rights, preferences, privileges and restrictions set forth in the “Series D Preferred Stock Amendment” (as such term is defined in the Term Sheet).

(f) The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement, when executed and delivered by the Company, and assuming the valid execution and delivery hereof by the undersigned, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or other similar laws relating to, affecting generally the enforcement of, creditors' rights and remedies or by other equitable principals of general application.

(g) The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations hereunder will not: (i) conflict with or violate the Articles or By-Laws of the Company; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "Laws") in effect as of the date of this Agreement and applicable to the Company; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any of its properties or assets is bound, except in each of the cases of (i) through (iii) for any violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a Material Adverse Effect on the Company.

(h) No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

(i) As of their respective dates (or if amended or superseded, as of the date of the last amendment or superseding report filed prior to the date hereof), the Exchange Act Filings complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and rules and regulations promulgated thereunder and the Exchange Act Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) The audited financial statements, together with the related notes of the Company as of July 31, 2007, included in the Company’s Form 10-K, as amended, as filed with the Securities and Exchange Commission (the “SEC”), and the unaudited financial statements of the Company as of April 30, 2008, included in the Company’s Form 10-Q, as filed with the SEC, for and as of the nine month period then ended, in each case fairly present in all material respects, on the basis stated therein and on the dates thereof, the financial position of the Company at the dates therein specified and its results of operations and cash flows for the periods then ended provided, however, that (1) additional financing may be required to be obtained by the Company (in addition to the net proceeds of the issuance of the shares of Series D Preferred Stock pursuant hereto and otherwise pursuant to the Current Preferred Stock D Offering) in order for it to continue its operations as currently contemplated and (2) no representation, warranty or assurance of any kind is given by the Company about its ability to continue as a going concern. Such statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis except as expressly noted therein and subject in the case of the unaudited financial statements to year-end adjustments.

(k) Since April 30, 2008, except as reflected in the Exchange Act Filings since such date, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) the Company has not issued any equity securities to any officer, director or affiliate. Except for the Current Preferred Stock D Offering, no event, liability or development has occurred or exists with respect to the Company or its subsidiaries or their respective business, properties, operations or financial condition that is required to be disclosed by the Company under applicable securities laws as of the time this representation is made and that is not disclosed in the Exchange Act Filings provided, however, that (1) additional financing may be required to be obtained by the Company (in addition to the net proceeds of the issuance of the shares of Series D Preferred Stock pursuant hereto and otherwise pursuant to the Current Preferred Stock D Offering) in order for it to continue its operations as currently contemplated and (2) no representation, warranty or assurance of any kind is given by the Company about its ability to continue as a going concern.

(l) No representation or warranty made by the Company in this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

15. Other than the representations contained in the immediately preceding Paragraph 14, the Company makes no representations or warranties, express or implied, at law or in equity, in respect of itself, its subsidiaries, or any of its or their respective assets or obligations, and any such other representations are hereby disclaimed. The undersigned has not relied on any other statements or representations by the Company. The undersigned hereby expressly waives and relinquishes any and all rights, claims and causes of action against the Company and its affiliates and representatives in connection with, the accuracy, completeness or materiality of, any data, estimates, projections, forward-looking statements, forecasts, or plans heretofore furnished to the undersigned and its representatives by or on behalf of the Company or contained in any Exchange Act Filings. Except as expressly set forth herein the undersigned is purchasing the Securities on an as-is where-is basis.

16. This Agreement constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the Company and/or the undersigned, written or oral to the extent they relate in any way to the subject matter hereof.

17. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender and words, terms and titles and the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires.

18. The undersigned shall, upon reasonable request by the Company, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement.

19. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein.

Next Page is the Signature Page

NON-INVASIVE MONITORING SYSTEMS, INC.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned hereby subscribes for the number of shares of Series D Preferred set forth below. Capitalized terms used herein have meanings ascribed to them in the Subscription Agreement.

1.	Dated: ________________, 2008

2.	Number of shares of Series D Preferred Stock subscribed for (at a price of $1500 per share):

_____________________________
Name of Person/Entity Subscribing

_____________________________
Name in which the Shares are to
be registered

Signature of Subscriber

By:______________________________	_____________________
Name:	Taxpayer Identification Number

Address:

Fax:
Email:

Subscription accepted as of ___________ ___, 2008

NON-INVASIVE MONITORING SYSTEMS, INC.

By:	_____________________________________
Name:
Title:

CERTIFICATE OF CORPORATE PURCHASER

I HEREBY CERTIFY THAT:

a. The investor has been duly formed and is validly existing and has full power and authority to invest in Non-Invasive Monitoring Systems, Inc. (the "Company"). The investor has not been formed for the purpose of investing in the Securities.

b. The investor's Subscription Agreement has been duly and validly authorized, executed, and delivered by the investor and, upon acceptance by the Company, will constitute the valid, binding, and enforceable obligation of the investor.

Dated: ____________, 2008	__________________________________________
Name of Entity

	By:	_____________________________________
Name:
Title: